Exhibit 10.1

AMENDMENT NO. 2 dated as of December 5, 2016 (this “Amendment”), to the CREDIT AGREEMENT dated as of July 25, 2007, as amended and restated as of November 5, 2010, February 2, 2012, and January 27, 2014, as further amended as of March 9, 2015, and May 18, 2015 (as heretofore amended, supplemented, amended and restated or otherwise modified, the “Credit Agreement”), among CHS/COMMUNITY HEALTH SYSTEMS, INC., a Delaware corporation (the “Borrower”), COMMUNITY HEALTH SYSTEMS, INC., a Delaware corporation (“Parent”), the lenders party thereto (the “Lenders”) and CREDIT SUISSE AG, as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent for the Lenders.

PRELIMINARY STATEMENT

A. Pursuant to the Credit Agreement, the Lenders have extended, and have agreed to extend, credit to the Borrower.

B. The Borrower, Parent and the Required Covenant Lenders desire that certain provisions of the Credit Agreement be amended as provided herein.

C. Parent, the Borrower and the Subsidiary Guarantors are party to one or more of the Security Documents, pursuant to which, among other things, Parent and the Subsidiary Guarantors Guaranteed the Obligations of the Borrower under the Credit Agreement and provided security therefor.

Accordingly, in consideration of the mutual agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not otherwise defined herein (including the preliminary statement hereto) shall have the meanings assigned thereto in the Credit Agreement. The provisions of Section 1.02 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

SECTION 2. Amendments to the Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 4 hereof, the Credit Agreement is hereby amended as follows, effective as of the Amendment Effective Date (as defined below):

(a) Section 6.12 (Interest Coverage Ratio) of the Credit Agreement is hereby amended by replacing in its entirety the chart contained therein with the following:

Period	Ratio
December 31, 2013 through December 31, 2017	2.00 to 1.00
Thereafter	2.25 to 1.00

(b) Section 6.13 (Maximum Secured Net Leverage Ratio) of the Credit Agreement is hereby amended by replacing in its entirety the chart contained therein with the following:

Period	Ratio
December 31, 2013 through December 31, 2015	4.50 to 1.00
January 1, 2016 through September 30, 2016	4.25 to 1.00
October 1, 2016 through December 31, 2017	4.50 to 1.00
Thereafter	4.00 to 1.00

SECTION 3. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each of Parent, the Borrower and each Subsidiary Guarantor hereby represents and warrants to each of the Revolving Credit Lenders and the 2019 Term A Lenders (collectively, the “Pro Rata Lenders”), the Administrative Agent, the Issuing Banks and the Collateral Agent that, after giving effect to this Amendment:

(a) The representations and warranties set forth in Article III of the Credit Agreement and in each other Loan Document are true and correct in all material respects on and as of the Amendment Effective Date as though made on and as of such date, except to the extent that such representations and warranties expressly relate to an earlier date.

(b) No Default or Event of Default has occurred and is continuing.

(c) None of the Security Documents in effect on the Amendment Effective Date will be rendered invalid, non-binding or unenforceable against any Loan Party as a result of this Amendment. The Guarantees created under such Security Documents will continue to guarantee the Obligations to the same extent as they guaranteed the Obligations immediately prior to the Amendment Effective Date. The Liens created under such Security Documents will continue to secure the Obligations, and will continue to be perfected, in each case, to the same extent as they secured the Obligations or were perfected immediately prior to the Amendment Effective Date.

SECTION 4. Effectiveness. This Amendment shall become effective on and as of the date on which each of the following conditions precedent is satisfied (such date, the “Amendment Effective Date”):

(a) The Administrative Agent shall have received duly executed and delivered counterparts of this Amendment that, when taken together, bear the signatures of Parent, the Borrower, each Subsidiary Guarantor and the Required Covenant Lenders.

(b) The Administrative Agent shall have received payment from the Borrower, for the account of each Pro Rata Lender that shall have unconditionally and irrevocably delivered to the Administrative Agent (or its counsel) its executed signature page to this Amendment at or prior to 5:00 p.m., New York City time, on December 2, 2016 (each, a “Consenting Lender”), an amendment fee in an amount equal to 0.125% of the aggregate outstanding principal amount of such Consenting Lender’s 2019 Term A Loans and the aggregate amount of such Consenting Lender’s Revolving Credit Commitments (whether drawn or undrawn), as the case may be, in each case as of the Amendment Effective Date. Such fees shall be payable in immediately available funds and, once paid, shall not be refundable in whole or in part.

(c) The Administrative Agent shall have received all other fees and other amounts due and payable on or prior to the Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower in connection with the transactions contemplated hereby or under any other Loan Document.

(d) The Administrative Agent shall have received a favorable opinion of Bass, Berry & Sims PLC, counsel for Parent and the Borrower, in form and substance reasonably satisfactory to the Administrative Agent.

(e) The Administrative Agent shall have received such customary documents and certificates as the Administrative Agent may reasonably request relating to the formation, incorporation, organization, existence and good standing of each Loan Party, the authorization of the transactions contemplated hereby and any other legal matters relating to the Loan Parties, the Loan Documents or such transactions, all in form and substance reasonably satisfactory to the Administrative Agent.

(f) The Administrative Agent shall have received a certificate, dated the Amendment Effective Date and signed by a Financial Officer of the Borrower, certifying that the representations and warranties set forth in Section 3 hereof are true and correct as of the Amendment Effective Date.

The Administrative Agent shall notify Parent, the Borrower and the Lenders of the Amendment Effective Date and such notice shall be conclusive and binding.

SECTION 5. Effect of this Amendment. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent, the

Lenders or any other Secured Party under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.

(b) From and after the Amendment Effective Date, any reference to the Credit Agreement shall mean the Credit Agreement as modified by this Amendment.

(c) This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 6. Additional Undertakings. Each of Parent and the Borrower covenants and agrees with each Pro Rata Lender that, so long as the Credit Agreement remains in effect and until (i) the Revolving Credit Commitments have been terminated, (ii) the principal of and interest on each 2019 Term A Loan, Other Term A Loan and Revolving Loan have been paid in full, (iii) all Fees and all other expenses or amounts payable under any Loan Document in respect of the foregoing have been paid in full and (iv) all Letters of Credit have been cancelled or have expired and all amounts drawn thereunder have been reimbursed in full or other arrangements acceptable to the Issuing Banks and the Administrative Agent have been made with respect thereto, unless the Required Covenant Lenders shall otherwise consent in writing, notwithstanding anything in the Credit Agreement or any other Loan Document to the contrary, neither Parent nor the Borrower will, nor will they cause or permit any of the Subsidiaries to:

(a) Incur or establish any (i) Incremental Term Loan Commitments, (ii) Revolving Credit Commitment Increases, (iii) revolving credit commitments in accordance with Section 6.01(r) of the Credit Agreement (as may be in effect from time to time) or (iv) Indebtedness in accordance with Section 6.01(w) of the Credit Agreement (as may be in effect from time to time), in each case pursuant to clause (a)(x) of the definition of “Incremental Amount” in excess of $750,000,000 in the aggregate for all of the foregoing collectively;

(b) On any date prior to January 1, 2018, reinvest any proceeds of any Asset Sale pursuant to the first proviso of the definition of “Net Cash Proceeds” (for the avoidance of doubt, it being understood and agreed that the applicable cash proceeds received in respect of any Asset Sale shall constitute Net Cash Proceeds as and when received); or

(c) Make any Restricted Payment pursuant to Section 6.06(a)(vii) of the Credit Agreement (as in effect from time to time) if, at the time of and after giving effect thereto, the Secured Net Leverage Ratio would exceed 3.0 to 1.0.

The provisions of this Section 6 of this Amendment are solely for the benefit of the Pro Rata Lenders and the Required Covenant Lenders may (i) amend or otherwise modify this Section 6 or, solely for the purposes of this Section 6, the defined terms used, directly or indirectly, herein, or (ii) waive any non-compliance with this Section 6 or any Default or Event of Default resulting from such non-compliance. For the avoidance of doubt, any breach of this Section 6 shall constitute a breach of a covenant contained in a Loan Document in accordance with Article VII(e) of the Credit Agreement.

SECTION 7. Reaffirmation. Each of Parent, the Borrower and each of the Subsidiary Guarantors identified on the signature pages hereto (collectively, Parent, the Borrower and such Subsidiary Guarantors, the “Reaffirming Loan Parties”) hereby acknowledges that it expects to receive substantial direct and indirect benefits as a result of this Amendment and the transactions contemplated hereby. Each Reaffirming Loan Party hereby consents to this Amendment and the transactions contemplated hereby, and hereby confirms its respective guarantees, pledges and grants of security interests, as applicable, under each of the Loan Documents to which it is party, and agrees that, notwithstanding the effectiveness of this Amendment and the transactions contemplated hereby, such guarantees, pledges and grants of security interests shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties.

SECTION 8. Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with the Loan Documents (including the preparation of this Amendment), including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP.

SECTION 9. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by electronic transmission (e.g., “pdf”) of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment, and, once delivered, may not be withdrawn or revoked unless this Amendment fails to become effective in accordance with its terms on or prior to January 31, 2017.

SECTION 10. No Novation. This Amendment shall not extinguish the obligations for the payment of money outstanding under the Credit Agreement or discharge or release the Lien or priority of any Loan Document or any other security therefor or any guarantee thereof. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Credit Agreement or instruments guaranteeing or securing the same, which shall remain in full force and effect, except as modified hereby or by instruments executed concurrently herewith. Nothing expressed or implied in this Amendment or any other document contemplated hereby shall be construed as a release or other discharge of the Borrower under the Credit Agreement or any Loan Party under any other Loan Document from any of its obligations and liabilities thereunder. The Credit Agreement and each of the other Loan Documents shall remain in full force and effect, until and except as modified hereby or thereby in connection herewith or therewith.

SECTION 11. Governing Law. (a) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(b) EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (II) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 12. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

COMMUNITY HEALTH SYSTEMS, INC.,

by	/s/ Rachel A. Seifert
Name: Rachel A. Seifert
Title: Executive Vice President

CHS/COMMUNITY HEALTH SYSTEMS, INC.,

by	/s/ Rachel A. Seifert
Name: Rachel A. Seifert
Title: Executive Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO

CREDIT AGREEMENT OF CHS/COMMUNITY HEALTH SYSTEMS, INC.]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, individually and as Administrative Agent, Collateral Agent, Swingline Lender and an Issuing Bank

by	/s/ Doreen Barr
Name: Doreen Barr
Title: Authorized Signatory

by	/s/ Warren Van Heyst
Name: Warren Van Heyst
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO

CREDIT AGREEMENT OF CHS/COMMUNITY HEALTH SYSTEMS, INC.]

WELLS FARGO BANK, N.A., individually and as an Issuing Bank

by	/s/ Monique Dubisky
Name: Monique Dubisky
Title: Director

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO

CREDIT AGREEMENT OF CHS/COMMUNITY HEALTH SYSTEMS, INC.]

Abilene Hospital, LLC

Abilene Merger, LLC

Affinity Health Systems, LLC

Affinity Hospital, LLC

Amory HMA, LLC

Anniston HMA, LLC

Berwick Hospital Company, LLC

Biloxi H.M.A., LLC

Birmingham Holdings, LLC

Birmingham Holdings II, LLC

Bluefield Holdings, LLC

Bluefield Hospital Company, LLC

Bluffton Health System LLC

Brandon HMA, LLC

Brevard HMA Holdings, LLC

Brevard HMA Hospitals, LLC

Brownwood Hospital, L.P.

Brownwood Medical Center, LLC

Bullhead City Hospital Corporation

Bullhead City Hospital Investment Corporation

Campbell County HMA, LLC

Carlisle HMA, LLC

Carlsbad Medical Center, LLC

Carolinas Holdings, LLC

Carolinas JV Holdings General, LLC

Carolinas JV Holdings, L.P.

Central Florida HMA Holdings, LLC

Central States HMA Holdings, LLC

Chester HMA, LLC

Chestnut Hill Health System, LLC

CHHS Holdings, LLC

CHHS Hospital Company, LLC

CHS Pennsylvania Holdings, LLC

CHS Tennessee Holdings, LLC

CHS Virginia Holdings, LLC

CHS Washington Holdings, LLC

Citrus HMA, LLC

Clarksdale HMA, LLC

Clarksville Holdings, LLC

Clarksville Holdings II, LLC

Cleveland Hospital Corporation

Cleveland Tennessee Hospital Company, LLC

Clinton HMA, LLC

Coatesville Hospital Corporation

Cocke County HMA, LLC

College Station Hospital, L.P.

College Station Medical Center, LLC

College Station Merger, LLC

Community Health Investment Company, LLC

CP Hospital GP, LLC

CPLP, LLC

Crestwood Healthcare, L.P.

Crestwood Hospital, LLC

Crestwood Hospital LP, LLC

CSMC, LLC

Deaconess Holdings, LLC

Deaconess Hospital Holdings, LLC

Desert Hospital Holdings, LLC

Detar Hospital, LLC

DHFW Holdings, LLC

Dukes Health System, LLC

Dyersburg Hospital Corporation

Emporia Hospital Corporation

Florida HMA Holdings, LLC

Foley Hospital Corporation

Fort Smith HMA, LLC

Frankfort Health Partner, Inc.

Franklin Hospital Corporation

Gadsden Regional Medical Center, LLC

Gaffney H.M.A., LLC

Granbury Hospital Corporation

GRMC Holdings, LLC

Hallmark Healthcare Company, LLC

Health Management Associates, LLC

Health Management Associates, LP

Health Management General Partner, LLC

Health Management General Partner I, LLC

HMA Fentress County General Hospital, LLC

HMA Hospitals Holdings, LP

HMA Santa Rosa Medical Center, LLC

HMA Services GP, LLC

HMA-TRI Holdings, LLC

By:	/s/ Rachel A. Seifert
Name: Rachel A. Seifert
Title: Executive Vice President

Acting on behalf of each of the Subsidiary Guarantors set forth above

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO

CREDIT AGREEMENT OF CHS/COMMUNITY HEALTH SYSTEMS, INC.]

Hobbs Medco, LLC

Hospital of Morristown, Inc.

Hospital Management Associates, LLC

Hospital Management Services of Florida, LP

Jackson Hospital Corporation (TN)

Jackson HMA, LLC

Jefferson County HMA, LLC

Jourdanton Hospital Corporation

Kay County Hospital Corporation

Kay County Oklahoma Hospital Company, LLC

Kennett HMA, LLC

Key West HMA, LLC

Kirksville Hospital Company, LLC

Knoxville HMA Holdings, LLC

Lakeway Hospital Corporation

Lancaster Hospital Corporation

Laredo Texas Hospital Company, L.P.

Las Cruces Medical Center, LLC

Lea Regional Hospital, LLC

Lebanon HMA, LLC

Longview Clinic Operations Company, LLC

Longview Medical Center, L.P.

Longview Merger, LLC

LRH, LLC

Lutheran Health Network of Indiana, LLC

Madison HMA, LLC

Marshall County HMA, LLC

Martin Hospital Corporation

Mary Black Health System, LLC

Mayes County HMA, LLC

MCSA, L.L.C.

Medical Center of Brownwood, LLC

Melbourne HMA, LLC

Merger Legacy Holdings, LLC

Metro Knoxville HMA, LLC

Mississippi HMA Holdings I, LLC

Mississippi HMA Holdings II, LLC

Moberly Hospital Company, LLC

Naples HMA, LLC

Natchez Hospital Company, LLC

National Healthcare of Leesville, Inc.

Navarro Hospital, L.P.

Navarro Regional, LLC

NC-DSH, LLC

Northampton Hospital Company, LLC

Northwest Arkansas Hospitals, LLC

Northwest Hospital, LLC

NOV Holdings, LLC

NRH, LLC

Oak Hill Hospital Corporation

Oro Valley Hospital, LLC

Palmer-Wasilla Health System, LLC

Pasco Regional Medical Center, LLC

Pennsylvania Hospital Company, LLC

Phoenixville Hospital Company, LLC

Poplar Bluff Regional Medical Center, LLC

Port Charlotte HMA, LLC

Pottstown Hospital Company, LLC

Punta Gorda HMA, LLC

QHG Georgia Holdings, Inc.

QHG Georgia Holdings II, LLC

QHG Georgia, LP

QHG of Bluffton Company, LLC

QHG of Clinton County, Inc.

QHG of Enterprise, Inc.

QHG of Forrest County, Inc.

QHG of Fort Wayne Company, LLC

QHG of Hattiesburg, Inc.

QHG of South Carolina, Inc.

QHG of Spartanburg, Inc.

QHG of Springdale, Inc.

Regional Hospital of Longview, LLC

River Oaks Hospital, LLC

River Region Medical Corporation

Rockledge HMA, LLC

ROH, LLC

Roswell Hospital Corporation

Ruston Hospital Corporation

Ruston Louisiana Hospital Company, LLC

SACMC, LLC

Salem Hospital Corporation

San Angelo Community Medical Center, LLC

By:	/s/ Rachel A. Seifert
Name: Rachel A. Seifert
Title: Executive Vice President

Acting on behalf of each of the Subsidiary Guarantors set forth above

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO

CREDIT AGREEMENT OF CHS/COMMUNITY HEALTH SYSTEMS, INC.]

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2

TO CREDIT AGREEMENT OF

CHS/COMMUNITY HEALTH SYSTEMS, INC.

San Angelo Medical, LLC

Scranton Holdings, LLC

Scranton Hospital Company, LLC

Scranton Quincy Holdings, LLC

Scranton Quincy Hospital Company, LLC

Sebastian Hospital, LLC

Sebring Hospital Management Associates, LLC

Seminole HMA, LLC

Sharon Pennsylvania Holdings, LLC

Sharon Pennsylvania Hospital Company, LLC

Shelbyville Hospital Corporation

Siloam Springs Arkansas Hospital Company, LLC

Siloam Springs Holdings, LLC

Southeast HMA Holdings, LLC

Southern Texas Medical Center, LLC

Southwest Florida HMA Holdings, LLC

Spokane Valley Washington Hospital Company, LLC

Spokane Washington Hospital Company, LLC

Statesville HMA, LLC

Tennessee HMA Holdings, LP

Tennyson Holdings, LLC

Tomball Texas Holdings, LLC

Tomball Texas Hospital Company, LLC

Triad Healthcare, LLC

Triad Holdings III, LLC

Triad Holdings IV, LLC

Triad Holdings V, LLC

Triad Nevada Holdings, LLC

Triad of Alabama, LLC

Triad-ARMC, LLC

Triad-El Dorado, Inc.

Triad-Navarro Regional Hospital Subsidiary, LLC

Tullahoma HMA, LLC

Tunkhannock Hospital Company, LLC

Van Buren H.M.A., LLC

Venice HMA, LLC

VHC Medical, LLC

Vicksburg Healthcare, LLC

Victoria Hospital, LLC

Victoria of Texas, L.P.

Virginia Hospital Company, LLC

Warren Ohio Hospital Company, LLC

Warren Ohio Rehab Hospital Company, LLC

Weatherford Hospital Corporation

Weatherford Texas Hospital Company, LLC

Webb Hospital Corporation

Webb Hospital Holdings, LLC

Wesley Health System LLC

West Grove Hospital Company, LLC

WHMC, LLC

Wilkes-Barre Behavioral Hospital Company, LLC

Wilkes-Barre Holdings, LLC

Wilkes-Barre Hospital Company, LLC

Women & Children’s Hospital, LLC

Woodland Heights Medical Center, LLC

Woodward Health System, LLC

Yakima HMA, LLC

York Pennsylvania Holdings, LLC

York Pennsylvania Hospital Company, LLC

Youngstown Ohio Hospital Company, LLC

By:	/s/ Rachel A. Seifert
Name: Rachel A. Seifert
Title: Executive Vice President

Acting on behalf of each of the Subsidiary Guarantors set forth above

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO

CREDIT AGREEMENT OF CHS/COMMUNITY HEALTH SYSTEMS, INC.]

Name of Lender:1

by
Name:
Title:

For any Lender requiring a second signature line:

by
Name:
Title:

[1]	Signatures of the requisite number of other lenders are on file with the Administrative Agent

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO

CREDIT AGREEMENT OF CHS/COMMUNITY HEALTH SYSTEMS, INC.]